EXHIBIT 32.2

            CERTIFICATION OF PERIODIC REPORT PURSUANT TO SECTION 906
                          OF SARBANES-OXLEY ACT OF 2002

     I, the undersigned Mark C. Shonnard, Treasurer and Secretary of Western Goldfields, Inc. (the "Company"), do hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

     1. The Quarterly Report on Form 10-QSB of the Company for the quarter ended June 30, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: August 31,  2004
                                                  /s/ Mark C. Shonnard
                                                  ------------------------------
                                                  Mark  C.  Shonnard
                                                  Treasurer  and  Secretary
                                                  Principal  Accounting  Officer


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